Exhibit 99.1

News Release

CONTACT:	Media Relations	Exxon Mobil Corporation
	737-272-1452	22777 Springwoods Village Parkway
Spring, TX 77389

FOR IMMEDIATE RELEASE NOVEMBER 2, 2023

ExxonMobil Completes Acquisition of Denbury

SPRING, Texas – Exxon Mobil Corporation (NYSE: XOM) today announced it has closed its acquisition of Denbury Inc. (NYSE: DEN) in an all-stock transaction valued at $4.9 billion, or $89.45 per share, based on ExxonMobil’s closing price on July 12, 2023. Under the terms of the agreement, Denbury shareholders will receive 0.84 shares of ExxonMobil for each Denbury share.

“This transaction is a major step forward in the profitable growth of our Low Carbon Solutions business,” Chairman and CEO Darren Woods said. “Our expertise, combined with Denbury’s talent and CO2 pipeline network, expands our low-carbon leadership and best positions us to meet the decarbonization needs of industrial customers while also reducing emissions in our own operations.”

ExxonMobil now has the largest owned and operated CO2 pipeline network in the U.S. – adding more than 1,300 miles, including nearly 925 miles of CO2 pipelines in Louisiana, Texas and Mississippi – located in one of the largest U.S. markets for CO2 emissions. The company also has access to more than 15 strategically located onshore CO2 storage sites.

The acquisition also includes Gulf Coast and Rocky Mountain oil and natural gas operations, consisting of proved reserves totaling more than 200 million barrels of oil equivalent as of year-end 2022, with approximately 46,000 oil-equivalent barrels per day of current production. These operations provide immediate operating cash flow and optionality for carbon capture operations.

Once fully developed and optimized, the combination of these assets and capabilities has the potential to reduce CO2 emissions by more than 100 million metric tons per year.

For more information, the investor presentation is available at ExxonMobil Investor website.

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About ExxonMobil

ExxonMobil, one of the largest publicly traded international energy and petrochemical companies, creates solutions that improve quality of life and meet society’s evolving needs.

The corporation’s primary businesses—Upstream, Product Solutions and Low Carbon Solutions – provide products that enable modern life, including energy, chemicals, lubricants, and lower emissions technologies. ExxonMobil holds an industry-leading portfolio of resources, and is one of the largest integrated fuels, lubricants, and chemical companies in the world. In 2021, ExxonMobil announced Scope 1 and 2 greenhouse gas emission-reduction plans for 2030 for operated assets, compared to 2016 levels. The plans are to achieve a 20-30% reduction in corporate-wide greenhouse gas intensity; a 40-50% reduction in greenhouse gas intensity of upstream operations; a 70-80% reduction in corporate-wide methane intensity; and a 60-70% reduction in corporate-wide flaring intensity.

With advancements in technology and the support of clear and consistent government policies, ExxonMobil aims to achieve net-zero Scope 1 and 2 greenhouse gas emissions from its operated assets by 2050. To learn more, visit exxonmobil.com and ExxonMobil’s Advancing Climate Solutions.

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Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of ExxonMobil and Denbury, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of ExxonMobil and Denbury to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against ExxonMobil, Denbury or their respective directors; the risk that disruptions from the proposed transaction will harm ExxonMobil’s or Denbury’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships resulting from the completion of the merger; rating agency actions and ExxonMobil and Denbury’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, including regulatory implementation of the Inflation Reduction Act, timely and attractive permitting for carbon capture and storage by applicable federal and state regulators, and other regulatory actions targeting public companies in the oil and gas industry and changes in local, national, or international laws, regulations, and policies affecting ExxonMobil and Denbury including with respect to the environment; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against ExxonMobil or Denbury, and other political or security disturbances; dilution caused by ExxonMobil’s issuance of additional shares of its common stock in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; changes in policy and consumer support for emission-reduction products and technology; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; global or regional changes in the supply and demand for oil, natural gas, petrochemicals, and feedstocks and other market or economic conditions that impact demand, prices and differentials, including reservoir performance; changes in technical or operating conditions, including unforeseen technical difficulties; those risks described in Item 1A of ExxonMobil’s Annual Report on Form 10-K, filed with the SEC on February 22, 2023, and subsequent reports on Forms 10-Q and 8-K, as well as under the heading “Factors Affecting Future Results” on the Investors page of ExxonMobil’s website at www.exxonmobil.com (information included on or accessible through ExxonMobil’s website is not incorporated by reference into this communication); those risks described in Item 1A of Denbury’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and subsequent reports on Forms 10-Q and 8-K; and those risks that will be described in the registration statement on Form S-4 and accompanying prospectus available from the sources indicated above. References to resources or other quantities of oil or natural gas may include amounts that ExxonMobil or Denbury believe will ultimately be produced, but that are not yet classified as “proved reserves” under SEC definitions.

We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither ExxonMobil nor Denbury assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on ExxonMobil’s or Denbury’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.